Exhibit 99.1

SLIDE PRESENTATION

National Penn Bancshares, Inc.

3rd Quarter 2012

Earnings Webcast

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

Safe Harbor Regarding Forward Looking Statements

This presentation contains forward-looking information about National Penn Bancshares, Inc. ("National Penn") that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "could," "plan," "goal," "potential," "pro forma," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn's business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: regulatory requirements or other actions mandated by National Penn's regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), deterioration in the credit quality of loans, the effect of credit risk exposure, the geographic concentration of National Penn's operations, declines in the value of National Penn's assets and the effect of any resulting impairment charges, National Penn's ability to raise capital and maintain capital levels, increases in operating costs (including those mandated by National Penn's regulators), competition for personnel and from other financial institutions, variations in interest rates, interruptions or breaches of National Penn's security systems, the development and maintenance of National Penn's information technology, the ability of National Penn and its subsidiaries to pay dividends, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party . These risks and others are described in greater detail in National Penn's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as well as in National Penn's Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Non-GAAP Financial Measures

This presentation contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America ("GAAP"). National Penn's management uses these non-GAAP measures in its analysis of National Penn's performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

- *Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders' equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company's tangible capital trends.*
- *Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.*
- *Adjusted net income and return on assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and returns provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.*
- *Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.*

Management believes the use of non-GAAP measures will help readers compare National Penn's current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

Q3 2012 Highlights

- Adoption of a single brand and facilities consolidation
  - Leverage National Penn's strong brand
  - Enhanced employee collaboration
  - Improved efficiencies
  - Consistent with focus on expense management
- Sustained strong earnings performance trend
- Increased returns of capital to our shareholders
  - Raised quarterly common stock cash dividend to $0.10 per share
  - Continued opportunistic share repurchases ~ 2.5 million shares repurchased 2Q & 3Q 2012

Consistent Quarterly Earnings Trend

($millions except per share data)	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011
Net income available to common shareholders	$ 26.0	$ 22.4	$ 25.3	$ 20.7	$ 24.8
FV mark on trust preferred securities	-	0.5	(1.1)	1.0	0.3
Corporate reorganization expense	-	-	-	1.4	-
Adjusted net income*	$ 26.0	$ 23.0	$ 24.2	$ 23.2	$ 25.1
Diluted earnings per common share	$ 0.17	$ 0.15	$ 0.17	$ 0.14	$ 0.16
After-tax adjustments:					
FV mark on trust preferred securities	-	-	(0.01)	0.01	-
Corporate reorganization expense	-	-	-	0.01	-
Adjusted diluted earnings per share*	$ 0.17	$ 0.15	$ 0.16	$ 0.16	$ 0.16

*A Non-GAAP measure.

NATIONAL PENN

Strong Adjusted Earnings Per Share and Return on Assets Trends


$0.18
$0.15
$0.12
$0.09
$0.06
$0.03
$0.00
1.80%
1.50%
1.20%
0.90%
0.60%
0.30%
0.00%
$0.16
$0.16
$0.16
$0.15
$0.17
1.15%
1.08%
1.16%
1.09%
1.23%
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Adjusted Earnings Per Share*
Adjusted ROA*

*A Non-GAAP measure.

NATIONAL PENN

Stable Net Interest Income and Margin Trends


($millions)
$70
$65
$60
$55
$50
$45
$40
3.80%
3.60%
3.40%
3.20%
3.00%
$64.4
$64.5
$63.8
$63.2
$63.6
3.46%
3.49%
3.55%
3.48%
3.50%
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Net Interest Income
Net Interest Margin (FTE)

NATIONAL PENN

Strategic Restructuring - FHLB Borrowings

Borrowings Restructured (8.13.12):	$400 million
Weighted Average Maturity	5 years
Weighted Average Fixed-Rate	4.59%
New Borrowings:	$400 million
Maturity	September 2019
NPBC Call Option	Q1 and Q2 2013
Expected Annual NII Improvement	~$5 million
Expected NIM Improvement	~10 bps

NATIONAL PENN

Net Interest Margin
Yields on Assets and Cost of Total Deposits



5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.76%
4.66%
4.75%
4.68%
4.54%
4.45%
4.46%
4.34%
4.25%
0.96%
0.84%
0.78%
0.74%
0.66%
0.56%
0.51%
0.47%
0.44%
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Yield on Assets
Cost of Total Deposits

NATIONAL PENN

Net Interest Margin
Costs of Interest-Bearing Liabilities


9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
7.85% 7.85% 7.85% 7.85% 7.85% 7.85% 7.85% 7.85% 7.85%
5.74% 5.85% 5.71% 5.74% 5.72%
4.28% 4.28% 4.39% 4.39% 4.38% 4.48% 4.52% 4.51% 4.12%
3.84% 3.07% 3.00% 2.98%
1.11% 0.97% 0.90% 0.85% 0.77% 0.65% 0.59% 0.55% 0.52%
Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012
Interest bearing deposits
Fixed rate retail Trups
Variable rate Trups
Borrowings - other

*"Borrowings – other" excludes customer repurchase agreements .

NATIONAL PENN

Loan Trends



($millions)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,161
$5,188
$5,202
$5,211
$5,257
$3,389
$3,432
$3,472
$3,483
$3,523
$1,772
$1,756
$1,730
$1,728
$1,734
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Consumer
Commercial

NATIONAL PENN

Strong and Sustained Asset Quality



($millions)
Classified Loans
$450
$400
$350
$300
$250
21% decline
$375
$370
$347
$302
$296
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012



Net Charge-Offs / Average Loans*
0.70%
0.60%
0.50%
0.40%
0.30%
0.53%
0.50%
0.56%
0.53%
0.39%
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012

($millions)	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012
ALLL balance - beginning of period	$137.9	$131.1	$126.7	$121.5	$116.7
Net loan charge-offs	(6.8)	(6.4)	(7.2)	(6.8)	(5.1)
Provision for loan and lease losses	-	2.0	2.0	2.0	2.0
ALLL balance - end of period	$131.1	$126.7	$121.5	$116.7	$113.5

*Annualized

NATIONAL PENN

Exceptional Asset Quality Metrics vs. Peers

Non-Performing Loans as a % of Total Loans


4.50%
3.00%
1.50%
0.00%
--- 2Q12 Peer Average = 2.12%
0.91%
1.11%
1.13%
1.30%
1.48%
1.54%
1.68%
2.14%
2.32%
2.33%
2.38%
2.51%
3.00%
3.89%
Peer 1
NPBC 3Q12
NPBC 2Q12
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12

Non-performing loans include non-accrual loans and renegotiated loans.

Peer data per SNL Financial as of June 30, 2012. Refer to the Appendix for peer listing.

NATIONAL PENN

Exceptional Asset Quality Metrics vs. Peers
Reserve Coverage as a % of Non-Performing Loans


225%
150%
75%
0%
198%
195%
122%
100%
98%
94%
85%
84%
81%
66%
56%
54%
54%
49%
--- 2Q12 Peer Average = 79%
NPBC 2Q12
NPBC 3Q12
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12

Non-performing loans include non-accrual loans and renegotiated loans

Peer data per SNL Financial as of June 30, 2012. Refer to the Appendix for peer listing.

NATIONAL PENN

Non-Interest Income Contributions

($000s)	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011
Banking - deposits	$8,773	$8,460	$8,243	$9,221	$9,470
Banking - mortgages	2,296	1,511	1,335	1,481	1,349
Valuation adjustment on OREO	-	(1,124)	-	(265)	(229)
Banking - other	6,118	3,480	3,561	3,818	4,400
Wealth	6,239	6,005	6,161	5,616	6,227
Insurance	3,238	3,211	3,296	3,107	3,406
Subtotal - core non-interest income	26,664	21,543	22,596	22,978	24,623
Net gain (loss) on NPBC trust preferred securites	101	(810)	1,645	(1,543)	(506)
Loss on debt extinguishment	-	-	-	(1,635)	(998)
Loss on sale of building	-	-	-	-	(1,000)
Net (losses) gains on investments	-	(277)	-	1,697	1,022
Total non-interest income	$26,765	$20,456	$24,241	$21,497	$23,141

NATIONAL PENN

Disciplined Expense Management

($000s)	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011
Salaries, wages and employee benefits	$31,555	$31,234	$31,381	$29,598	$30,809
Premises and equipment	7,226	7,349	6,853	7,652	7,228
FDIC insurance	1,259	1,211	1,264	1,442	2,213
Other operating expenses	13,299	12,475	12,942	16,494	14,803
Core non-interest expense	53,339	52,269	52,440	55,186	55,053
Corporate reorganization expense	-	-	-	2,200	-
Total non-interest expense	$53,339	$52,269	$52,440	$57,386	$55,053

Net interest income (FTE)	$68,139	$67,929	$68,645	$69,409	$69,426
Core non-interest income	26,664	21,543	22,596	22,978	24,623
Core revenue	$94,803	$89,472	$91,241	$92,387	$94,049
Core efficiency ratio	56.26%	58.42%	57.47%	59.73%	58.54%

NATIONAL PENN

Substantial Capital Position



20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
10.66%
14.40%
18.12%
11.04%
14.67%
18.38%
11.25%
15.04%
18.72%
11.43%
15.04%
18.71%
11.56%
15.07%
18.70%
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Tangible Common Equity / Tangible Assets Ratio
Tier 1 Common Ratio
Total Risk-Based Capital Ratio

NATIONAL PENN

Returning Capital to our Shareholders
NPBC Common Share Repurchases

Total NPBC Common Shares Repurchased 2Q12	2,157,502
Average NPBC Stock Price 2Q12	$8.96
Total NPBC Common Shares Repurchased 3Q12	300,070
Average NPBC Stock Price 3Q12	$9.22
Total NPBC Common Shares Repurchased 2Q & 3Q 2012	**2,457,572**
Total Cost of Shares Repurchased	**$21.2 Million**
Weighted Average Repurchase Price	**$8.64**
Tangible Book Value Per Share @ 3.31.12	$6.09
Tangible Book Value Per Share @ 9.30.12	$6.29

NATIONAL PENN

Perspectives on Excess Capital Position

Existing strategies represent a relatively small proportion of National Penn's capital excess.


($millions)
$700
$600
$500
$400
$300
$200
$100
$0
Tier 1 Leverage
Tier 1 Risk-Based
Total Risk-Based Capital
Capital in Excess of "Well Capitalized" + 250bp


$700
$600
$500
$400
$300
$200
$100
$0
Capital Management Strategies
Remaining Share Repurchase
2012 Dividend Increases*

*Annualized

NATIONAL PENN

Enhancing Shareholder Value Through Capital Management Opportunities

Capital Management
TCE/TA=11.56%

Dividends
Consistent Dividend Increases

M & A

Share Repurchase
2.5 Million shares

Organic Growth

Evaluate Initiatives Considering Proposed Capital Regulations

NATIONAL PENN

Executing on our Strategic Plan

- Utilize strength of balance sheet as competitive advantage
- Manage net interest margin in current low interest rate environment
- Win market share
- Maintain strong asset quality
- Re-risk appropriately
  - Patient and disciplined approach
- Enhance shareholder value

#4 – J.D. Power and Associates® U.S. Retail Banking Satisfaction Study℠ for the Mid-Atlantic Region

Forbes | 2012
BEST BANKS
IN AMERICA

Forbes – America's Best and Worst Banks, December 13, 2011.
J.D. Power and Associates® 2012 Retail Banking Satisfaction Study℠, April, 2012.

NATIONAL PENN

APPENDIX

NPBC Peer Group- 2009 Proxy Statement*

Peer	Ticker	Assets as of 6/30/12 ($billions)
Bancorp South, Inc.	BXS	13.1
F.N.B Corporation	FNB	11.8
First Midwest Bancorp, Inc	FMBI	8.1
First Niagara Financial Group, Inc.	FNFG	35.1
FirstMerit Corporation	FMER	14.6
Fulton Financial Corporation	FULT	16.3
MB Financial, Inc.	MBFI	9.5
Old National Bancorp	ONB	8.7
Susquehanna Bancshares, Inc.	SUSQ	18.0
Trustmark Corporation	TRMK	9.9
Valley National Bancorp	VLY	16.0
Wintrust Financial Corp	WTFC	16.6

*Note: Wilmington Trust (WL) excluded from peer data beginning with data for 1Q 2011 due to acquisition by M&T. Whitney Holding Company (WTNY) excluded from peer data beginning with 2Q 2011 due to acquisition by Hancock Holding Co. (HBHC).

NATIONAL PENN

Deposit Mix


($millions)
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,993
$5,875
$5,888
$5,846
$5,948
14%
15%
15%
16%
15%
57%
58%
59%
59%
60%
29%
27%
26%
25%
25%
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Time Deposits
Interest-Bearing Deposits
Non-Interest Bearing Deposits

NATIONAL PENN

NPBC Trust Preferred Securities
(Ticker: NPBCO)

Preferred Dividend 7.85%; After-tax Cost 5.10%

Par Value: $25.00; Issued: $65.2 million; Shares O/S: 2.53 million



$30
$25
$20
$15
$10
$0.03
$0.02
$0.01
$(0.00)
$(0.01)
$(0.02)
$(0.03)
$24.29
$25.10
$25.12
$25.29
$25.49
$26.01
$25.45
$25.77
$25.73
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
After-Tax EPS Impact
Quarter-End Closing Price

NATIONAL PENN